UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20740	33-0277592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18200 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 585-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

At the 2005 Annual Meeting of Stockholders held on May 19, 2005 (the “2005 Annual Meeting”), the stockholders of Epicor Software Corporation (“Epicor”) approved the Epicor Software Corporation 2005 Stock Incentive Plan (the “2005 Plan”).

The principal features of the 2005 Plan are summarized in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 12, 2005 in connection with the 2005 Annual Meeting, as amended by the Compensation Committee of the Board of Directors of Epicor on May 11, 2005 and described in the Form 8-K filed with the SEC on May 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION (Registrant)

Date:	May 25, 2005	By:	/s/ John D. Ireland
John D. Ireland Vice President; General Counsel